UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

April 13, 2007 Date of Report (Date of earliest event reported)

NU SKIN ENTERPRISES, INC. (Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-12421 (Commission File Number)	87-0565309 (IRS Employer Identification Number)

75 West Center Street
Provo, UT 84601
(Address of principal executive offices and zip code)

(801) 345-1000
 (Registrant's telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))
Item 7.01	Regulation FD Disclosure.

An electronic copy of the letter to shareholders included in the Nu Skin Enterprises, Inc. 2006 Annual Report attached hereto as Exhibit 99.1 shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and shall not be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act except as shall be expressly set forth by specific reference in such filing. This Annual Report was first mailed out on or about April 13, 2007. A complete copy of the Annual Report can be obtained on our website, www.nuskinenterprises.com or by contacting our Investor Relations Department, telephone: 801-345-6100, e-mail: spond@nuskin.com, address: 75 West Center Street, Provo, UT 84601.

Item 9.01	Financial Statements and Exhibits.

(d)     Exhibit.

99.1	Letter to Shareholders from the Nu Skin Enterprises, Inc. 2006 Annual Report to Shareholders.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NU SKIN ENTERPRISES, INC. (Registrant) /s/ D. Matthew Dorny D. Matthew Dorny Vice President

Date:    April 13, 2007

EXHIBIT INDEX

Exhibit No.	Exhibit Description

99.1	Letter to Shareholders from the Nu Skin Enterprises, Inc. 2006 Annual Report to Shareholders.